Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment (this “Amendment”) to the Credit Agreement dated January 22, 2015 among Patriot National, Inc., a Delaware corporation (“Borrower”), the Lenders (as defined therein) and BMO Harris Bank N.A., as administrative agent (the “Credit Agreement”) is dated as of June 15, 2015.

1.Definitions.   Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Credit Agreement.

2.Amendments to the Credit Agreement.   As of the Amendment Effective Date (defined below), the Credit Agreement is hereby amended or modified as follows:

(a)In Section 1.1, clause (f) of the definition of “Permitted Investments” is amended in its entirety to read as follows:

(f)securities, other than those securities identified in clauses (a) through (e) above, that are listed on any national securities exchange and that do not have a fair market value on the date of purchase of more than (i) $300,000 for any one such security or (ii) $6,000,000 for all such securities.

(b)In Section 1.1, the following new defined terms shall be inserted in proper alphabetical order:

“BMO Equipment Financing” means any master lease agreement or other financing documents entered into from time to time between BMO Harris Equipment Finance Company and the Borrower or any of its Subsidiaries in connection with the acquisition or capital lease of equipment.

“Earn-out Payment” means, in connection with a Permitted Acquisition, delayed payments to the seller that are based upon the future performance of the acquired business.

“First Amendment” means the First Amendment to Credit Agreement dated as of June 15, 2015 among the Borrower, the other Loan Parties, the Lenders party thereto and the Administrative Agent.

“Small Permitted Acquisition” shall mean a Permitted Acquisition in which the Total Consideration is $10,000,000 or less.

“Large Permitted Acquisition” shall mean a Permitted Acquisition in which the Total Consideration is greater than $10,000,000.

“Seller Debt” means Debt owed by the Borrower or any of its Subsidiaries to the seller in connection with any Permitted Acquisition.

“Total Consideration” means, with respect to an Acquisition, the sum (but without duplication) of (a) cash paid in connection with such Acquisition, (b) Seller Debt, (c) the present value of payments for covenants not to compete entered into in connection with such Acquisition or other future payments which are required to be made over a period of time and are not contingent upon the Borrower or a Subsidiary meeting financial performance objectives, but only to the extent not included in clause (a) or (b) above, (d) the present value of any Earn-out Payment, and (e) the amount of Debt assumed in connection with such Acquisition.

(c)Section 11.15(e) is amended in its entirety to read as follows:

(e)  (i)  for each Large Permitted Acquisition, the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to such Acquisition, or such shorter period as the Required Lenders may consent to, (x) a certificate of a Responsible Financial Officer of the Borrower demonstrating, to the satisfaction of the Administrative Agent, (A) pro forma compliance with Section 11.17, both before (looking back four complete fiscal quarters) and after giving effect to such Acquisition, and (B) that after giving effect to such Acquisition, the Total Leverage Ratio is at least 0.20 less than the maximum Total Leverage Ratio, permitted as of the last day of the current Computation Period pursuant to Section 11.17.1, (y) if the total revenues of the target of the Acquisition equal 15% or more of the revenues of the Borrower and its Subsidiaries, either (A) audited financial statements for the most recently completed fiscal year of the Person to be acquired, prepared by a nationally recognized accounting firm, or (B) the results of an audit or a due diligence review of the Person or assets to be acquired, prepared by an accounting firm acceptable to the Administrative Agent and (z) an updated operating budget that meets the requirements set forth in Section 10.1(f); and (ii) for each Small Permitted Acquisition, prior to closing of such Small Permitted Acquisition, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Financial Officer of the Borrower certifying that after giving effect to such Small Permitted Acquisition (x) the Borrower is in compliance with Section 11.15 and (y) the aggregate Total Consideration of all Small Permitted Acquisitions made within such Fiscal Year (or, with respect to Fiscal Year 2015, since the date of the First Amendment) provided, however, at such time as the aggregate Total Consideration of all Small Permitted Acquisitions within a Fiscal Year exceeds or, after giving effect to any Acquisition, would exceed $25,000,000 (with respect to Fiscal Year 2015, after the date of the First Amendment), the Borrower shall provide the deliveries required under this Section 11.15(e)(i) (other than clause (z) of Section 11.15(e)(i)) for all Permitted Acquisitions; and

(d)Section 11.1(j) of the Credit Agreement is amended in its entirety to read as follows:

(j)Debt pursuant to the WCE Capital Lease or the BMO Equipment Financing.

(e)Section 11.2(h) of the Credit Agreement is amended in its entirety to read as follows:

(h)Liens securing the Debt pursuant to the WCE Capital Lease or the BMO Equipment Financing; provided, that such Liens encumber only the property financed by such Debt and the proceeds and products thereof; and

(f)Exhibit G to the Credit Agreement is hereby replaced with Exhibit G attached hereto.

3.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

3.1Authorization; No Conflict.  The execution, delivery and performance by such Loan Party of this Amendment, and the consummation of the transactions contemplated hereby, (a) are within such Loan Party’s limited liability company, limited partnership or corporate powers, as applicable, (b) have been duly authorized by all necessary limited liability company, limited partnership or corporate action, as applicable, (c) do not contravene (i) such Loan Party’s organizational documents or (ii) any law, regulation or contractual restriction binding on or affecting such Loan Party and (d) will not result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Loan Party or any of its Subsidiaries.

3.2Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by such Loan Party of this Amendment.

3.3Enforceability.  This Amendment has been duly executed and delivered by such Loan Party and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditors’ rights generally and/or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

3.4Representations and Warranties.  On the date hereof, each representation and warranty set forth in Section 9 of the Credit Agreement, as amended by this Amendment, is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

3.5No Default.  No Event of Default or Unmatured Event of Default exists or will exist after giving effect to the Amendment.

4.Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent has received each of the following, in form and substance satisfactory to the Administrative Agent:

(a)counterparts of this Amendment signed by each Loan Party, the Administrative Agent and the Required Lenders; and

(b)a certificate signed by each Loan Party certifying that the representations and warranties set forth in Sections 3.1 through 3.5 are true and correct;

5.Continuing Effectiveness, etc. (a) Except to the extent expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.  Each Loan Party affirms that after giving effect to this Amendment, the Credit Agreement, as modified hereby, and each other Loan Document to which any Loan Party is a party will remain in full force and effect and will continue to constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except insofar as such enforcement may be limited by Debtor Relief Laws.

(b)Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby.

6.Miscellaneous. (b) The provisions of Sections 1.2, 15.6(a), 15.7, 15.9, 15.10, 15.11, 15.12, 15.16 and 15.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date set forth above.

PATRIOT NATIONAL, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT SERVICES, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

CONTEGO SERVICES GROUP, LLC

By:	/s/ Christopher L. Pizzo
Name:	Christopher L. Pizzo
Title:	VP, Secretary

CONTEGO RECOVERY, LLC

By:	/s/ Christopher L. Pizzo
Name:	Christopher L. Pizzo
Title:	VP, Secretary

CONTEGO INVESTIGATIVE SERVICES, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT RECOVERY SERVICES, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT CAPTIVE MANAGEMENT, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT RISK SERVICES, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT CLAIM SERVICES, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT CARE, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT CARE HOLDINGS, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT CARE SERVICES, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT CARE MANAGEMENT, INC.

By:	/s/ Christopher L. Pizzo
Name:	Christopher L. Pizzo
Title:	Executive Vice-President, Secretary

FORZA LIEN, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

PATRIOT UNDERWRITERS, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

VIKARAN TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

TRIGEN INSURANCE SOLUTIONS, INC.

By:	/s/ Christopher L. Pizzo
Name:	Christopher L. Pizzo
Title:	VP, Secretary

PATRIOT LEGAL SERVICES, INC.

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

DECISION UR, LLC

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	CEO

BMO HARRIS BANK N.A., as Administrative Agent and a Lender

By:	/s/ BMO Harris Bank N.A.
Name:
Title:

FIFTH THIRD BANK

By:	/s/ Fifth Third Bank
Name:
Title:

SUNTRUST BANK

By:	/s/ Suntrust Bank
Name:
Title:

CITY NATIONAL BANK OF FLORIDA

By:	/s/ City National Bank of Florida
Name:
Title:

* All exhibits to this Exhibit 10.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The schedules include a list of subsidiaries. The exhibits include the form of compliance certificate. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.